UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2016

MEDICAL INNOVATION HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Colorado	000-27211	84-1469319
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5805 State Bridge Road, Suite G-328, Duluth, GA 30097

(Address of Principal Executive Offices)

(866) 883-3793

(Registrant's Telephone Number, Including Area Code)

MEDINA INTERNATIONAL HOLDINGS, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.03 - Material Modification to Rights of Security Holders

Pursuant to a Definitive 14C filed with the Securities and Exchange Commission on August 8, 2016, the directors approved and the majority shareholders voted to approve, the following:

#1: To authorize a reverse split of the common stock issued and outstanding on a one new share for ten (10) old shares basis.  Fractional shares will be rounded to the next whole share. The Stock symbol remains MIHI.  This action required an amendment to the Articles of Incorporation, which was effective on September 15, 2016, and required the approval of the Financial Industry Regulatory Authority ("FINRA") which was approved and effective September 15, 2016.

A copy of the filed Amendment to the Articles of Incorporation is attached hereto as Exhibit 3(i).2.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 15, 2016, the Company filed an Amendment to the Articles of Incorporation with the Secretary of State of Colorado regarding:

#1: To authorize a reverse split of the common stock issued and outstanding on a one new share for ten (10) old shares basis.  Fractional shares will be rounded to the next whole share. The Stock symbol remains MIHI.  This action required an amendment to the Articles of Incorporation, which was effective on September 15, 2016, and required the approval of the Financial Industry Regulatory Authority ("FINRA") which was approved and effective September 15, 2016.

#2: To authorize the Board of Directors to change the name of the corporation to Medical Innovation Holdings, Inc. This Action required an Amendment to the Articles of Incorporation, which was effective on September 15, 2016, and required the approval of the Financial Industry Regulatory Authority ("FINRA") which was approved and effective September 15, 2016.

A copy of the filed Amendment to the Articles of Incorporation is attached hereto as Exhibit 3(i).2.

Item 5.07 - Submission of Matter to a Vote of Security Holders

On August 8, 2016, the Company filed a Definitive 14C with the Securities and Exchange Commission and mailed to shareholders notifying shareholders of record that the directors approved and the majority shareholders voted to approve the following amendments to the Articles of Incorporation:

#1: To authorize a reverse split of the common stock issued and outstanding on a one new share for ten (10) old shares basis.  Fractional shares will be rounded to the next whole share. (This action required an amendment to the Articles of Incorporation and the approval of the Financial Industry Regulatory Authority ("FINRA")).

#2: To authorize the Board of Directors to change the name of the corporation to Medical Innovation Holdings, Inc. (This Action required an Amendment to the Articles of Incorporation and the approval of the Financial Industry Regulatory Authority ("FINRA")

The actions were approved by a vote of 298,000,000 (84.86% of the outstanding common shares) in favor of the proposals.

SECTION 8 - OTHER EVENTS

 Item 8.01- Other Events

Effective September 15, 2016, FINRA approved the name change and the 1 for 10 reverse split.  The Company's stock continues to trade under the symbol MIHI, but with a "D" suffix for twenty days.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

                (d)  Exhibits.  The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601of Regulation S-K.

Exhibit No.	Description
3(i).2	Amendment to Articles of Incorporation effective September 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medical Innovation Holdings, Inc.

By:

____/s/ Arturo Sanchez________________

Arturo Sanchez

Title: CEO

Date: September 15, 2016